Share-based Compensation - Summary of Inputs Used in Measurement of Fair Value at Grant Date (Detail)	12 Months Ended
	Dec. 31, 2019 yr $ / shares	Dec. 31, 2018 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected term (years) | yr	5.0	4.4
Forfeiture rate	0.00%	0.00%
Volatility	64.00%	64.00%
Dividend yield	0.00%	0.00%
Risk-free interest rate	1.80%	1.80%
Weighted-average fair value per option | $ / shares	$ 0.41	$ 1.44